SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)    March 17, 2003

ZENITH NATIONAL INSURANCE CORP.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-9627	95-2702776
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

21255 Califa Street, Woodland Hills, CA		91367-5021
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code	(818) 713-1000

(Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events and Regulation FD Disclosures

On March 17, 2003, the Registrant issued the press release attached hereto as Exhibit 99.1 and by this reference incorporated herein.

Item 7.  Financial Statements and Exhibits

                (c)           Exhibits

Number	Exhibit
99.1	Press Release of Zenith National Insurance Corp. Dated March 17, 2003

SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZENITH NATIONAL INSURANCE CORP.

Dated: March 17, 2003	By:	/s/ Stanley R. Zax
		Name:	Stanley R. Zax
		Title:	Chairman of the Board and President

INDEX TO EXHIBITS

Number	Exhibit
99.1	Press Release of Zenith National Insurance Corp Dated March 17, 2003